EXHIBIT 10.25.1




                           WAIVER AND AMENDMENT NO. 5
                         TO LOAN AND SECURITY AGREEMENT


        This Waiver and Amendment No. 5 to Loan and Security Agreement ("Waiver and Amendment") dated September 28, 2000, is by and among Fleet Capital Corporation, individually as a Lender and as Agent, the other Lenders signatory to this Waiver and Amendment and Color Spot Nurseries, Inc. ("Borrower"). Agent, Lenders and Borrower are parties to a Loan and Security Agreement dated as of October 15, 1998 (as amended or otherwise modified from time to time, the "Loan Agreement"). All capitalized terms used in this Waiver and Amendment and not otherwise defined herein shall have the same meanings herein as in the Loan Agreement.

        Borrower has requested that (a) Lenders waive the violation of the Consolidated Net Cash Flow financial covenant for the four quarter period ending June 30, 2000 (the "Covenant Violation") and (b) the Loan Agreement be amended to (i) reset the financial covenants for each four quarter period beginning with the four quarters ending September 30, 2000 and (ii) change the seasonal line period.

        1. WAIVER. Lenders hereby waive the Covenant Violation. The foregoing waiver applies solely to the Covenant Violation and not to any other Event of Default which has heretofore or may hereafter occur.

        2.      AMENDMENTS. The Loan Agreement is hereby amended as follows:

        (a) Appendix A to the Loan Agreement ("General Definitions") is amended to delete clause (ii)(3) of the definition of Borrowing Base and to substitute the following in lieu thereof:

                (3) $13,850,000 during the period commencing on each October 1 and ending on the following March 31 during the Term.

        (b)     For purposes of calculating the financial covenants set forth in
                Exhibit 8.3, EBITDA for each of the quarters ending September 30, 2000, December 31, 2000, March 31, 2001 and June 30, 2001
                shall be increased by $2,000,000. The financial covenants set forth in Exhibit 8.3 of the Loan Agreement are amended to be the following for each of the four quarter periods beginning with the four quarter period ending September 30, 2000:


                             INTEREST COVERAGE RATIO


                                   PERIOD                                   RATIO

      Four Quarters ending September 30, 2000                               0.9

      Four Quarters ending December 31, 2000 and March 31, 2001             1.0

      Four Quarters  ending June 30, 2001 and each Four Quarter             1.2
      period thereafter


                           CONSOLIDATED NET CASH FLOW

                           PERIOD                                      AMOUNT

      Four Quarters ending September 30, 2000                      ($10,000,000)

      Four Quarters ending December 31, 2000
      and March 31, 2001                                           ($10,000,000)

      Four Quarters ending June 30, 2001                            ($5,000,000)

      Four Quarters ending September 30, 2001                       ($2,500,000)

      Any Four Quarter period which may be
      tested thereafter                                                 -0-

All of the other Loan Documents shall be deemed amended to be consistent with the foregoing amendments.

        3. REPRESENTATION AND WARRANTIES. Borrower represents and warrants that no Default or Event of Default has occurred and is continuing (except those which have been waived in writing by Agent and Lenders). Borrower hereby remakes, as of the date hereof, each of the representations and warranties made by Borrower in the Loan Documents.

        4. CONTINUING EFFECT. Except as modified hereby, the Loan Agreement and the other Loan Documents shall continue in full force and effect in accordance with their respective terms.

        5. REAFFIRMATION AND CONFIRMATION. Borrower hereby ratifies, affirms, acknowledges and agrees that the Loan Agreement and the Loan Documents represent the valid, enforceable and collectible obligations of Borrower, and Borrower further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Loan Agreement or any of the Loan Documents. Borrower hereby agrees that this Waiver and Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by Borrower in all respects.

        6. COUNTERPARTS. This Waiver and Amendment may be executed in counterpart and by different parties hereto in separate counterparts, each of which taken together shall constitute but one and the same instrument.

        7. EXPENSES. All of Agent's reasonable costs and expenses, including attorney's fees, in connection with the preparation of this Waiver and Amendment and all related documents shall be paid by Borrower upon request from Agent.

        8. CONDITIONS TO EFFECTIVENESS. This Waiver and Amendment shall be effective upon execution and delivery of a counterpart hereof by Borrower, each Lender and Agent.

                            [SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, this Waiver and Amendment has been duly executed as of the date first above written.


                                  FLEET CAPITAL CORPORATION, as Agent and as a Lender


                                  By__________________________________________
                                  Its_________________________________________


                                  FIRST SOURCE FINANCIAL, LLP

                                  By:   First Source Financial, Inc., its
                                        Agent/Manager

                                        By:___________________________________
                                        Its:__________________________________


                                  COMERICA BANK


                                  By__________________________________________
                                  Its_________________________________________


                                  COLOR SPOT NURSERIES, INC.


                                  By____________________________________________
                                  Its___________________________________________